EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Third-Quarter Results;
Revises Guidance Upward

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Oct. 31, 2007) - Sun Healthcare Group, Inc. (NASDAQ GM: SUNH) today announced results for the third quarter ended Sept. 30, 2007.

Consolidated and Consolidated Pro Forma Results
      Total net revenue for the quarter ended Sept. 30, 2007 was $439.6 million, up 74 percent compared to $252.8 million for the comparable period one year ago. Net income for the quarter ended Sept. 30, 2007 was $5.2 million, compared to a net loss of $1.2 million for the comparable 2006 period.  Diluted earnings per share for the quarter ended Sept. 30, 2007 was $0.12, up significantly from the diluted loss per share of $0.04 for the comparable period one year ago. The pro forma information in the table below was prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on July 1, 2006. The information in the table also contains the normalizing adjustments described below.

      Normalized actual results for the quarter ended Sept. 30, 2007 include a pre-tax adjustment for $2.5 million of integration costs associated with the Harborside acquisition.  Normalized actual results for the quarter ended

Sept. 30, 2006 include pre-tax adjustments consisting of a $0.8 million credit to workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, $0.2 million of retroactive wage costs related to prior period rate increases in California, a $1.0 million charge related to the termination of a hospice management contract and a $1.0 million depreciation charge as a result of finalization of property valuations associated with a prior period acquisition.  Normalized pro forma results for the quarter ended Sept. 30, 2006 include the four 2006 adjustments referred to above and also include adjustments for $2.4 million of Harborside merger costs and $0.1 million of costs related to Harborside investor fees.

      On a normalized pro forma basis, comparing the quarter ended Sept. 30, 2007, to the same period in 2006:
•	revenue increased $22.8 million, or 5.5 percent;
•	EBITDAR increased $8.4 million, or 18.3 percent;
•	EBITDAR margin improved 130 basis points to 12.3 percent;
•	EBITDA increased $9.6 million, or 37.2 percent;
•	EBITDA margin improved 180 basis points to 8.0 percent;
•	income from continuing operations increased $0.2 million, or 3.1 percent; and
•	net income increased $0.9 million, or 16.0 percent, increasing diluted earnings per share by $0.02.

      Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, "We continue to be pleased with the company's performance. The integration of the Harborside acquisition proceeds as expected with $2.3 million in synergies for the quarter and $2.5 million in integration costs. Our margin expansion on a pro forma normalized basis is material at 130 basis points improvement in EBITDAR margin and 180 basis point improvement in EBITDA margin. The execution of the strategy of our inpatient segment to admit higher acuity patients continues to show the expected results as evidenced by our rate growth as well as in other metrics. It is important to note that the quality of care provided to patients of our operating subsidiaries continues to strengthen as supported by both internal and external measures."

      Total net revenue for the nine-month period ended Sept. 30, 2007 was $1,136.8 million, up 52 percent compared to $746.5 million for the comparable 2006 period.  Net income for the nine-month period ended Sept. 30, 2007 was $22.2 million compared to net income of $7.3 million for the comparable 2006 period, resulting in a 122-percent increase in diluted earnings per share to $0.51 from $0.23 one year ago. The pro forma information in the table below was prepared as if the Harborside acquisition had occurred on Jan. 1, 2006. The information in the table also contains the normalizing adjustments described below.

      Normalized actual results for the first nine months of 2007 include pre-tax adjustments for $3.5 million of integration costs associated with the Harborside acquisition, $9.0 million of income from adjustments of prior period self-insurance reserves ($3.0 million of which were related to discontinued operations) and a $0.6 million charge related to the write-off of deferred financing costs associated with a credit facility which was refinanced in April 2007.  Normalized actual results for the first nine months of 2006 include pre-tax adjustments consisting of $8.0 million of income from adjustments of prior period self-insurance reserves ($2.6 million of which were related to discontinued operations), a $0.8 million credit to workers’ compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, $0.2 million of retroactive wage costs related to prior period rate increases in California, a $1.0 million charge related to the termination of a hospice management contract and a $1.0 million charge related to additional depreciation associated with a prior period acquisition.

      Normalized pro forma results for the first nine months of 2007 include the three 2007 adjustments referred to above and also include a $5.9 million charge for losses on prior period Harborside accounts receivable and $0.5 million of costs related to Harborside investor fees and merger costs. Normalized pro forma results for the first nine months of 2006 include the four 2006 adjustments referred to above and also include adjustments of $2.4 million for Harborside merger costs and $0.4 million for costs related to Harborside investor fees.

      On a normalized pro forma basis, comparing the nine-month period ended Sept. 30, 2007, to the same period in 2006:
•	revenue increased $72.9 million, or 5.9 percent;
•	EBITDAR increased $26.5 million, or 20.7 percent;
•	EBITDAR margin improved 140 basis points to 11.9 percent;
•	EBITDA increased $27.5 million, or 41.1 percent;
•	EBITDA margin improved 180 basis points to 7.3 percent;

•	income from continuing operations increased $7.7 million or 57.7 percent, increasing diluted earnings per share from continuing operations by $0.18; and
•	net income increased $7.9 million, or 58.8 percent, increasing diluted earnings per share by $0.18.

Inpatient Business
      For its core inpatient business, on a normalized pro-forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and nine months ended Sept. 30, 2007 to the same periods in 2006:

Quarter ended Sept. 30, 2007 (pro forma):
•	revenue increased $19.6 million, or 5.3 percent, to $391.8 million from $372.2 million;
•	net segment EBITDAR increased $4.5 million, or 7.5 percent, to $64.0 million from $59.6 million;
•	net segment EBITDAR margin for 2007 was 16.3 percent compared to 16.0 percent in 2006;
•	net segment EBITDA increased $5.7 million, or 14.3 percent, to $45.5 million from $39.8 million;
•	net segment EBITDA margin for 2007 was 11.6 percent compared to 10.7 percent in 2006;
•	net segment income increased $7.0 million, or 26.7 percent, to $33.4 million from $26.4 million;
•	rehabilitation RUGS utilization increased 200 basis points to 83.0 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service Days as a percent of total Medicare days increased 300 basis points to 38.0 percent.

    The revenue gain of $19.6 million in the quarter was primarily attributable to:
•
a $5.9 million increase in Medicare revenue, $4.2 million of which was contributed by our skilled nursing centers from rate increases which were partially offset by customer base declines, $1.1 million of increased revenue from our hospice operations due to a higher customer base and $0.6 million of increased part B revenue;

•	a $4.6 million increase in managed care/commercial insurance revenue due principally to a higher customer base;
•	a $3.4 million increase in Medicaid revenue resulting from a $7.2 million rate improvement partially offset by a $3.8 million impact from a decrease in customer base; and
•	a $5.7 million increase in private revenue due principally to improved rates.

Nine months ended Sept. 30, 2007 (pro forma):
•	revenue increased $62.7 million, or 5.7 percent, to $1,156.3 million from $1,093.6 million;
•	net segment EBITDAR increased $17.7 million, or 10.3 percent, to $189.8 million from $172.2 million;
•	net segment EBITDAR margin for 2007 was 16.4 percent compared to 15.7 percent in 2006;
•	net segment EBITDA increased $18.6 million, or 16.7 percent, to $130.4 million from $111.8 million;
•	net segment EBITDA margin for 2007 was 11.3 percent compared to 10.2 percent in 2006; and
•	net segment income increased $21.1 million, or 29.7 percent, to $92.2 million from $71.1 million.

      Matros further stated, “The Company's inpatient segment had numerous highlights this quarter. Medicare part A rates increased 7.3 percent.  Skilled mix as a percent of revenue increased 110 basis points.  Our Rehab Recovery Suites continue to reflect a well executed strategy with increases in Medicare occupancy, RUGS extensive service and rehab days, as well as managed care/insurance days.  Labor management was very strong with labor as a percent of revenue running 50 basis points lower than the third quarter of 2006. While we ran lighter than we would have liked on overall Medicare occupancy on a consolidated basis, we have rebounded nicely in October, with a 30 basis points increase in overall occupancy and a 40 basis points increase in Medicare occupancy over the third-quarter averages.”

Ancillary Businesses
      For its ancillary businesses, on a pro-forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and nine months ended Sept. 30, 2007 to the same periods in 2006:

•	for the quarter, revenue increased $5.9 million, or 10.8 percent, to $60.2 million from $54.3 million;
•	for the quarter, EBITDA increased $0.8 million, or 22.9 percent, to $4.3 million from $3.5 million;
•	for the nine month period, revenue increased $16.2 million, or 10.0 percent, to $178.0 million from $161.8 million; and

•	for the nine month period, EBITDA increased $5.1 million, or 72.5 percent, to $12.1 million from $7.0 million.

Guidance Update
      As a result of the strength of our operating results, we have raised our 2007 guidance as shown below, after taking into account the reclassification of three of our centers now held for sale as discontinued operations.  The table below also shows the impact of the adjustment resulting from this reclassification to discontinued operations on our 2007 guidance announced in May.  Our updated guidance assumes no changes in current reimbursement rates through the end of 2007.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2007 third-quarter operating results on Thursday, Nov. 1, 2007, at 1 p.m. eastern / 10 a.m. pacific. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on Nov. 1, 2007, until midnight eastern on Nov. 8, 2007, by calling (800) 642-1687 and using access code 19457722.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

      Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at  our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business and pay interest on our indebtedness; our ability to integrate the operations of Harborside; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K/A and Quarterly Reports on Forms 10-Q/A and 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

      EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
      Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2007	December 31, 2006

ASSETS

Current assets:
Cash and cash equivalents	$85,053	$131,935
Restricted cash	40,318	32,752
Accounts receivable, net	184,458	117,091
Assets held for sale	12,487	7,173
Other current assets	17,462	10,323

Total current assets	339,778	299,274

Property and equipment, net	691,665	217,544
Restricted cash, non-current	6,873	29,083
Goodwill	225,764	55,092
Intangible assets, net	31,741	13,691
Other assets, net	7,115	6,739

Total assets	$1,302,936	$621,423

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$52,578	$43,400
Accrued compensation and benefits	61,954	42,723
Accrued self-insurance obligations, current	46,772	48,689
Liabilities held for sale	4,038	1,672
Other accrued liabilities	88,507	42,535
Capital leases, current	832	494
Current portion of long-term debt:
Company obligations	26,778	22,780
Clipper partnerships	812	736

Total current liabilities	282,271	203,029

Accrued self-insurance obligations, net of current	112,622	81,559
Long-term debt, net of current portion:
Company obligations	644,792	100,763
Clipper partnerships	48,774	49,392
Other long-term liabilities	42,251	42,547

Total liabilities	1,130,710	477,290

Stockholders' equity	172,226	144,133
Total liabilities and stockholders' equity	$1,302,936	$621,423

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$439,570	$252,777
Costs and expenses:
Operating salaries and benefits	250,063	146,023
Self-insurance for workers' compensation and general and professional liability insurance	16,028	11,772
Operating administrative costs	10,267	6,376
Other operating costs	91,199	50,993
Facility rent expense	18,832	13,337
General and administrative expenses	16,877	12,580
Depreciation	7,600	3,336
Amortization	2,451	1,605
Provision for losses on accounts receivable	3,455	2,270
Interest, net	14,841	4,697
Loss (gain) on sale of assets, net	12	(87)
Loss on contract termination	-	975
Total costs and expenses	431,625	253,877

Income (loss) before income taxes and discontinued operations	7,945	(1,100)
Income tax expense (benefit)	2,800	(169)
Income (loss) from continuing operations	5,145	(931)

Discontinued operations:
Loss from discontinued operations, net of related taxes	(578)	(83)
Gain (loss) on disposal of discontinued operations, net of related taxes	629	(180)
Income (loss) from discontinued operations, net	51	(263)

Net income (loss)	$5,196	$(1,194)

Basic income per common and common equivalent share:
Income (loss) from continuing operations	$0.12	$(0.03)
Loss from discontinued operations, net	-	(0.01)
Net income (loss)	$0.12	$(0.04)

Diluted income per common and common equivalent share:
Income (loss) from continuing operations	$0.12	$(0.03)
Loss from discontinued operations, net	-	(0.01)
Net Income (loss)	$0.12	$(0.04)

Weighted average number of common and common equivalent shares outstanding:
Basic	43,114	31,345
Diluted	44,266	31,345

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,136,758	$746,461
Costs and expenses:
Operating salaries and benefits	646,692	431,812
Self-insurance for workers' compensation and general and professional liability insurance	34,505	28,965
Operating administrative costs	28,353	21,007
Other operating costs	234,411	151,172
Center rent expense	53,280	38,813
General and administrative expenses	47,008	36,354
Depreciation	17,232	6,923
Amortization	6,411	4,574
Provision for losses on accounts receivable	9,059	5,818
Interest, net	28,901	14,140
Loss on extinguishment of debt, net	19	-
Loss on sale of assets, net	23	156
Loss on contract termination	-	975
Total costs and expenses	1,105,894	740,709

Income before income taxes and discontinued operations	30,864	5,752
Income tax expense	11,331	2,408
Income from continuing operations	19,533	3,344

Discontinued operations:
Income from discontinued operations, net of related taxes	1,999	4,284
Gain (loss) on disposal of discontinued operations, net of related taxes	626	(375)
Income from discontinued operations, net	2,625	3,909

Net income	$22,158	$7,253

Basic income per common and common equivalent share:
Income from continuing operations	$0.46	$0.11
Income from discontinued operations, net	0.07	0.12
Net income	$0.53	$0.23

Diluted income per common and common equivalent share:
Income from continuing operations	$0.45	$0.11
Income from discontinued operations, net	0.06	0.12
Net Income	$0.51	$0.23

Weighted average number of common and common equivalent shares outstanding:
Basic	42,072	31,252
Diluted	43,068	31,338

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$5,196	$(1,194)
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Depreciation	7,654	3,582
Amortization	2,482	1,796
Amortization of favorable and unfavorable lease intangibles	(193)	(376)
Provision for losses on accounts receivable	3,520	2,823
(Gain) loss on disposal of discontinued operations, net	(629)	180
Loss on sale of assets, net	12	(87)
Restricted stock and stock option compensation	990	732
Other, net	(479)	(15)
Changes in operating assets and liabilities, net of acquisitions	7,110	5,459
Net cash provided by operating activities	25,663	12,900

Cash flows from investing activities:
Capital expenditures, net	(8,372)	(5,458)
Exercise of real estate purchase option	(2,984)	-
Proceeds from sale of assets held for sale	500	942
Acquisitions, net	7,432	(3,120)
Insurance proceeds received	-	150
Net cash used for investing activities	(3,424)	(7,486)

Cash flows from financing activities:
Net borrowings under Revolving Credit Facility	(15,000)	(1,486)
Long-term debt borrowings	-	-
Long-term debt repayments	(6,568)	(2,655)
Principal payments under capital lease obligation	(271)	(819)
Net proceeds from exercise of employee stock options	116	320
Net cash provided by financing activities	(21,723)	(4,640)

Net (decrease) increase in cash and cash equivalents	516	774
Cash and cash equivalents at beginning of period	84,537	15,957
Cash and cash equivalents at end of period	$85,053	$16,731

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$22,158	$7,253
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Depreciation	17,393	7,645
Amortization	6,508	5,153
Amortization of favorable and unfavorable lease intangibles	(602)	(1,134)
Provision for losses on accounts receivable	9,780	7,215
Loss on disposal of discontinued operations, net	(626)	375
Loss on sale of assets, net	23	156
Minority interest	50	-
Restricted stock and stock option compensation	2,684	1,739
Other, net	(590)	15
Changes in operating assets and liabilities, net of acquisitions	21,219	(25,126)
Net cash provided by operating activities	77,997	3,291

Cash flows from investing activities:
Capital expenditures, net	(23,327)	(14,083)
Exercise of real estate purchase option	(33,220)	-
Proceeds from sale of assets held for sale	5,989	942
Acquisitions, net	(361,083)	(3,356)
Accrued acquisition costs, net	3,585	-
Insurance proceeds received	-	150
Proceeds from sale/leaseback	-	838
Net cash used for investing activities	(408,056)	(15,509)

Cash flows from financing activities:
Net borrowings under Revolving Credit Facility	(9,994)	24,368
Long-term debt borrowings	327,000	11,636
Long-term debt repayments	(40,708)	(23,219)
Principal payments under capital lease obligation	(929)	(853)
Net proceeds from exercise of employee stock options	781	499
Distribution of partnership equity	(511)	(123)
Release of third-party collateral	25,640	-
Distribution of equity	(57)	-
Deferred financing costs	(18,045)	-
Net cash provided by financing activities	283,177	12,308

Net (decrease) increase in cash and cash equivalents	(46,882)	90
Cash and cash equivalents at beginning of period	131,935	16,641
Cash and cash equivalents at end of period	$85,053	$16,731

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$439,570	$252,777

Net income (loss)	$5,196	$(1,194)

Income (loss) from continuing operations	5,145	(931)

Income tax expense (benefit)	2,800	(169)

Loss (gain) on sale of assets, net	12	(87)

Loss on contract termination	-	975

Net segment income	$7,957	$(212)

Interest, net	14,841	4,697

Depreciation and amortization	10,051	4,941

EBITDA	$32,849	$9,426

Center rent expense	18,832	13,337

EBITDAR	$51,681	$22,763

Operating administrative costs	10,267	6,376
General and administrative expenses	16,877	12,580
Total operating and general and admin expenses	27,144	18,956

EBITDAM	$59,993	$28,382
EBITDARM	$78,825	$41,719

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,136,758	$746,461

Net income	$22,158	$7,253

Income from continuing operations	19,533	3,344

Income tax expense	11,331	2,408

Loss on sale of assets, net	23	156

Loss on contract termination	-	975

Net segment income	$30,887	$6,883

Interest, net	28,901	14,140

Depreciation and amortization	23,643	11,497

EBITDA	$83,431	$32,520

Center rent expense	53,280	38,813

EBITDAR	$136,711	$71,333

Operating administrative costs	28,353	21,007
General and administrative expenses	47,008	36,354
Total operating and general and admin expenses	75,361	57,361

EBITDAM	$158,792	$89,881
EBITDARM	$212,072	$128,694

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.
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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$391,760	$20,579	$27,197	$34	$-	$439,570

Affiliated revenue	-	11,300	1,084	-	(12,384)	-

Total revenue	391,760	31,879	28,281	34	(12,384)	439,570

Net segment income (loss)	$33,418	$1,697	$2,319	$(29,477)	$-	$7,957

Interest, net	3,144	-	(1)	11,698	-	14,841

Depreciation and amortization	8,929	132	189	801	-	10,051

EBITDA	$45,491	$1,829	$2,507	$(16,978)	$-	$32,849

Center rent expense	18,557	51	224	-	-	18,832

EBITDAR	$64,048	$1,880	$2,731	$(16,978)	$-	$51,681

Operating and general and administrative expenses	8,662	1,172	432	16,878	-	27,144

EBITDAM	$54,153	$3,001	$2,939	$(100)	$-	$59,993
EBITDARM	$72,710	$3,052	$3,163	$(100)	$-	$78,825

EBITDA margin	11.6%	5.7%	8.9%			7.5%

EBITDAM margin	13.8%	9.4%	10.4%			13.6%

EBITDAR margin	16.3%	5.9%	9.7%			11.8%

EBITDARM margin	18.6%	9.6%	11.2%			17.9%

8 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands m,)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$211,231	$20,224	$21,305	$17	$-	$252,777

Affiliated revenue	-	9,726	322	-	(10,048)	-

Total revenue	211,231	29,950	21,627	17	(10,048)	252,777

Net segment income (loss)	$11,204	$1,434	$1,731	$(14,581)	$-	$(212)

Interest, net	3,251	(1)	39	1,408	-	4,697

Depreciation and amortization	4,148	91	190	512	-	4,941

EBITDA	$18,603	$1,524	$1,960	$(12,661)	$-	$9,426

Center rent expense	13,089	57	191	-	-	13,337

EBITDAR	$31,692	$1,581	$2,151	$(12,661)	$-	$22,763

Operating and general and administrative expenses	4,600	1,204	572	12,580	-	18,956

EBITDAM	$23,203	$2,728	$2,532	$(81)	$-	$28,382
EBITDARM	$36,292	$2,785	$2,723	$(81)	$-	$41,719

EBITDA margin	8.8%	5.1%	9.1%			3.7%

EBITDAM margin	11.0%	9.1%	11.7%			11.2%

EBITDAR margin	15.0%	5.3%	9.9%			9.0%

EBITDARM margin	17.2%	9.3%	12.6%			16.5%

9 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$995,680	$62,048	$78,962	$68	$-	$1,136,758

Affiliated revenue	-	31,894	2,472	-	(34,366)	-

Total revenue	995,680	93,942	81,434	68	(34,366)	1,136,758

Net segment income (loss)	$89,731	$5,405	$5,789	$(70,038)	$-	$30,887

Interest, net	8,120	10	13	20,758	-	28,901

Depreciation and amortization	20,739	382	553	1,969	-	23,643

EBITDA	$118,590	$5,797	$6,355	$(47,311)	$-	$83,431

Center rent expense	52,472	154	653	1	-	53,280

EBITDAR	$171,062	$5,951	$7,008	$(47,310)	$-	$136,711

Operating and general and administrative expenses	22,425	3,674	2,252	47,010	-	75,361

EBITDAM	$141,015	$9,471	$8,607	$(301)	$-	$158,792
EBITDARM	$193,487	$9,625	$9,260	$(300)	$-	$212,072

EBITDA margin	11.9%	6.2%	7.8%			7.3%

EBITDAM margin	14.2%	10.1%	10.6%			14.0%

EBITDAR margin	17.2%	6.3%	8.6%			12.0%

EBITDARM margin	19.4%	10.2%	11.4%			18.7%

10 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$622,032	$60,360	$64,047	$22	$-	$746,461

Affiliated revenue	-	28,723	752	-	(29,475)	-

Total revenue	622,032	89,083	64,799	22	(29,475)	746,461

Net segment income (loss)	$42,525	$1,534	$4,530	$(41,706)	$-	$6,883

Interest, net	10,229	(9)	113	3,807	-	14,140

Depreciation and amortization	9,349	270	564	1,314	-	11,497

EBITDA	$62,103	$1,795	$5,207	$(36,585)	$-	$32,520

Center rent expense	38,037	165	611	-	-	38,813

EBITDAR	$100,140	$1,960	$5,818	$(36,585)	$-	$71,333

Operating and general and administrative expenses	13,772	5,035	2,201	36,353	-	57,361

EBITDAM	$75,875	$6,830	$7,408	$(232)	$-	$89,881
EBITDARM	$113,912	$6,995	$8,019	$(232)	$-	$128,694

EBITDA margin	10.0%	2.0%	8.0%			4.4%

EBITDAM margin	12.2%	7.7%	11.4%			12.0%

EBITDAR margin	16.1%	2.2%	9.0%			9.6%

EBITDARM margin	18.3%	7.9%	12.4%			17.2%

11 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$226,232	$-	$226,232	$-	$226,232	$165,528	$391,760

Net segment income (loss)	$24,145	$(6,749)	$17,396	$(356)	$17,040	$16,378	33,418

Interest, net	1,728	-	1,728	842	2,570	574	3,144

Depreciation and amortization	2,529	-	2,529	388	2,917	6,012	8,929

EBITDA	$28,402	$(6,749)	$21,653	$874	$22,527	$22,964	$45,491

Center rent expense	13,949	-	13,949	(741)	13,208	5,349	18,557

EBITDAR	$42,351	$(6,749)	$35,602	$133	$35,735	$28,313	$64,048

EBITDA margin	12.6%		9.6%		10.0%		11.6%

EBITDAR margin	18.7%		15.7%		15.8%		16.3%

(1)
Clipper represents our interest of 15.5 percent at September 30 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

12 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$211,231	$-	$211,231	$-	$211,231

Net segment income (loss)	$16,302	$(4,629)	$11,673	$(469)	$11,204

Interest, net	2,278	-	2,278	973	3,251

Depreciation and amortization	3,797	-	3,797	351	4,148

EBITDA	$22,377	$(4,629)	$17,748	$855	$18,603

Center rent expense	13,971	-	13,971	(882)	$13,089

EBITDAR	$36,348	$(4,629)	$31,719	$(27)	$31,692

EBITDA margin	10.6%		8.4%		8.8%

EBITDAR margin	17.2%		15.0%		15.0%

(1)
Clipper represents our interest of 11.5 percent at September 30 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

13 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$666,523	$-	$666,523	$-	$666,523	$329,157	$995,680

Net segment income (loss)	$76,403	$(18,243)	$58,160	$(1,213)	$56,947	$32,784	89,731

Interest, net	5,128	-	5,128	2,322	7,450	670	8,120

Depreciation and amortization	8,251	-	8,251	1,156	9,407	11,332	20,739

EBITDA	$89,782	$(18,243)	$71,539	$2,265	$73,804	$44,786	$118,590

Center rent expense	41,368	-	41,368	(1,907)	39,461	13,011	52,472

EBITDAR	$131,150	$(18,243)	$112,907	$358	$113,265	$57,797	$171,062

EBITDA margin	13.5%		10.7%		11.1%		11.9%

EBITDAR margin	19.7%		16.9%		17.0%		17.2%

(1)
Clipper represents our interest of 15.5 percent at September 30 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

14 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$622,032	$-	$622,032	$-	$622,032

Net segment income (loss)	$57,814	$(13,907)	$43,907	$(1,382)	$42,525

Interest, net	7,295	-	7,295	2,934	10,229

Depreciation and amortization	8,336	-	8,336	1,013	9,349

EBITDA	$73,445	$(13,907)	$59,538	$2,565	$62,103

Center rent expense	40,672	-	40,672	(2,635)	$38,037

EBITDAR	$114,117	$(13,907)	$100,210	$(70)	$100,140

EBITDA margin	11.8%		9.6%		10.0%

EBITDAR margin	18.3%		16.1%		16.1%

(1)
Clipper represents our interest of 11.5 percent at September 30 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

15 of 32

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Long Term Care Stats
Number of centers:	213	138	213	138
Number of available beds:	23,190	14,473	23,190	14,473
Occupancy %:	89.3%	88.4%	89.3%	88.2%

Inpatient Services Stats
Payor Mix % based on patient days:
Medicare - SNF Beds	15.2%	15.3%	15.8%	15.8%
Managed care / commercial insurance - SNF Beds	3.1%	2.1%	2.9%	2.3%
Total SNF skilled mix	18.3%	17.4%	18.7%	18.1%

Medicare	13.7%	13.1%	14.1%	13.6%
Medicaid	61.0%	61.0%	60.6%	60.8%
Private and other	21.6%	23.1%	21.8%	22.7%
Managed care / commercial Insurance	2.8%	1.8%	2.6%	1.9%
Veterans	0.9%	1.0%	0.9%	1.0%

Revenue Mix % of revenues:
Medicare - SNF beds	30.2%	31.1%	31.5%	31.8%
Managed care / commercial insurance - SNF Beds	5.7%	4.7%	5.6%	4.7%
Total SNF skilled mix	35.9%	35.8%	37.1%	36.5%

Medicare	28.9%	28.5%	29.8%	29.1%
Medicaid	48.0%	48.6%	47.3%	47.9%
Private and other	17.9%	18.8%	17.8%	18.9%
Managed care / commercial Insurance	4.3%	3.1%	4.2%	3.1%
Veterans	0.9%	1.0%	0.9%	1.0%

Revenues PPD:
LTC only Medicare (Part A)	$391.30	$346.71	$382.14	$342.07
Medicare Blended Rate (Part A & B)	$424.86	$382.23	$415.47	$374.42
Medicaid	$163.41	$144.07	$158.45	$142.08
Private and other	$166.88	$140.14	$161.52	$141.21
Managed care / commercial Insurance	$319.45	$308.89	$320.37	$286.13
Veterans	$208.07	$194.53	$200.95	$188.36

Revenues - Non-affiliated (in thousands)
Inpatient Services:
Medicare	$113,058	$60,243	$296,344	$180,966
Medicaid	188,153	102,559	471,323	298,262
Private and other	90,549	48,429	228,013	142,804
Subtotal	391,760	211,231	995,680	622,032

Rehabilitation Therapy Services	20,579	20,224	62,048	60,360
Medical Staffing Services	27,197	21,305	78,962	64,047
Subtotal	47,776	41,529	141,010	124,407

Other - non-core businesses	34	17	68	22
Total	$439,570	$252,777	$1,136,758	$746,461

Rehab contracts
Affiliated - continuing	103	88	103	88
Non-affiliated	309	298	309	298

DSO (Days Sales Outstanding)
Inpatient Services - LTC	40	36	40	36
Rehabilitation Therapy Services	77	83	77	83
Medical Staffing Services	56	55	56	55

16 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$439,570	$416,724
Costs and expenses:
Operating salaries and benefits	250,063	236,459
Self-insurance for workers' compensation and general and professional liability insurance	16,028	15,668
Operating administrative costs	10,267	8,674
Other operating costs	91,199	87,571
Center rent expense	18,832	20,049
General and administrative expenses	16,877	20,273
Depreciation	7,600	7,643
Amortization	2,451	1,619
Provision for losses on accounts receivable	3,455	4,183
Interest, net	14,841	8,670
Loss (gain) on sale of assets, net	12	(86)
Loss on contract termination	-	975
Total costs and expenses	431,625	411,698

Income before income taxes and discontinued operations	7,945	5,026
Income tax expense	2,800	1,637
Income from continuing operations	5,145	3,389

Discontinued operations:
Loss from discontinued operations, net of related taxes	(578)	(505)
Gain (loss) on disposal of discontinued operations, net of related taxes	629	(180)
Income (loss) from discontinued operations, net	51	(685)

Net income	$5,196	$2,704

Basic income per common and common equivalent share:
Income from continuing operations	$0.12	$0.08
Loss from discontinued operations, net	-	(0.02)
Net income	$0.12	$0.06

Diluted income per common and common equivalent share:
Income from continuing operations	$0.12	$0.08
Loss from discontinued operations, net	-	(0.02)
Net Income	$0.12	$0.06

Weighted average number of common and common equivalent shares outstanding:
Basic	43,114	43,114
Diluted	44,266	44,266

17 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,299,325	$1,226,473
Costs and expenses:
Operating salaries and benefits	735,825	699,072
Self-insurance for workers' compensation and general and professional liability insurance	38,601	41,977
Operating administrative costs	31,345	27,398
Other operating costs	273,208	260,519
Center rent expense	60,233	61,240
General and administrative expenses	52,405	54,637
Depreciation	21,984	19,988
Amortization	6,412	4,573
Provision for losses on accounts receivable	16,982	11,373
Interest, net	33,546	24,871
Loss on extinguishment of debt, net	19	-
Loss on sale of assets, net	22	155
Loss on contract termination	-	975
Total costs and expenses	1,270,582	1,206,778

Income before income taxes and discontinued operations	28,743	19,695
Income tax expense	10,511	4,519
Income from continuing operations	18,232	15,176

Discontinued operations:
Income from discontinued operations, net of related taxes	1,434	2,833
Gain (loss) on disposal of discontinued operations, net of related taxes	626	(375)
Income from discontinued operations, net	2,060	2,458

Net income	$20,292	$17,634

Basic income per common and common equivalent share:
Income from continuing operations	$0.43	$0.36
Income from discontinued operations, net	0.05	0.06
Net income	$0.48	$0.42

Diluted income per common and common equivalent share:
Income from continuing operations	$0.42	$0.35
Income from discontinued operations, net	0.05	0.06
Net Income	$0.47	$0.41

Weighted average number of common and common equivalent shares outstanding:
Basic	42,072	42,072
Diluted	43,068	43,068

18 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$439,570	$416,724

Net income	$5,196	$2,704

Income from continuing operations	5,145	3,389

Income tax expense	2,800	1,637

Loss (gain) on sale of assets, net	12	(86)

Loss on contract termination	-	975

Net segment income	$7,957	$5,915

Interest, net	14,841	8,670

Depreciation and amortization	10,051	9,262

EBITDA	$32,849	$23,847

Center rent expense	18,832	20,049

EBITDAR	$51,681	$43,896

Operating administrative costs	10,267	8,674

General and administrative expenses	16,877	20,273

Total operating and general and admin expenses	27,144	28,947

EBITDAM	$59,993	$52,794

EBITDARM	$78,825	$72,843

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

19 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$1,299,325	$1,226,473

Net income	$20,292	$17,634

Income from continuing operations	18,232	15,176

Income tax expense	10,511	4,519

Loss on sale of assets, net	22	155

Loss on contract termination	-	975

Net segment income	$28,765	$20,825

Interest, net	33,546	24,871

Depreciation and amortization	28,396	24,561

EBITDA	$90,707	$70,257

Center rent expense	60,233	61,240

EBITDAR	$150,940	$131,497

Operating administrative costs	31,345	27,398

General and administrative expenses	52,405	54,637

Total operating and general and admin expenses	83,750	82,035

EBITDAM	$174,457	$152,292

EBITDARM	$234,690	$213,532

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

20 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$391,760	$20,579	$27,197	$34	$-	$439,570

Affiliated revenue	-	11,300	1,084	-	(12,384)	-

Total revenue	391,760	31,879	28,281	34	(12,384)	439,570

Net segment income (loss)	$33,418	$1,697	$2,319	$(29,477)	$-	$7,957

Interest, net	3,144	-	(1)	11,698	-	14,841

Depreciation and amortization	8,929	132	189	801	-	10,051

EBITDA	$45,491	$1,829	$2,507	$(16,978)	$-	$32,849

Center rent expense	18,557	51	224	-	-	18,832

EBITDAR	$64,048	$1,880	$2,731	$(16,978)	$-	$51,681

Operating and general and administrative expenses	8,662	1,172	432	16,878	-	27,144

EBITDAM	$54,153	$3,001	$2,939	$(100)	$-	$59,993
EBITDARM	$72,710	$3,052	$3,163	$(100)	$-	$78,825

EBITDA margin	11.6%	5.7%	8.9%			7.5%

EBITDAM margin	13.8%	9.4%	10.4%			13.6%

EBITDAR margin	16.3%	5.9%	9.7%			11.8%

EBITDARM margin	18.6%	9.6%	11.2%			17.9%

21 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$372,158	$20,224	$24,011	$331	$-	$416,724

Affiliated revenue	-	9,725	323	-	(10,048)	-

Total revenue	372,158	29,949	24,334	331	(10,048)	416,724

Net segment income (loss)	$24,956	$1,434	$1,762	$(22,237)	$-	$5,915

Interest, net	7,223	(1)	38	1,410	-	8,670

Depreciation and amortization	8,206	91	203	762	-	9,262

EBITDA	$40,385	$1,524	$2,003	$(20,065)	$-	$23,847

Center rent expense	19,775	57	217	-	-	20,049

EBITDAR	$60,160	$1,581	$2,220	$(20,065)	$-	$43,896

Operating and general and administrative expenses	6,888	1,204	572	20,283	-	28,947

EBITDAM	$47,273	$2,728	$2,575	$218	$-	$52,794
EBITDARM	$67,048	$2,785	$2,792	$218	$-	$72,843

EBITDA margin	10.9%	5.1%	8.2%			5.7%

EBITDAM margin	12.7%	9.1%	10.6%			12.7%

EBITDAR margin	16.2%	5.3%	9.1%			10.5%

EBITDARM margin	18.0%	9.3%	11.5%			17.5%

22 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,156,286	$62,048	$81,605	$68	$(682)	$1,299,325

Affiliated revenue	-	31,894	2,473	-	(34,367)	-

Total revenue	1,156,286	93,942	84,078	68	(35,049)	1,299,325

Net segment income (loss)	$98,168	$5,405	$5,723	$(81,344)	$813	$28,765

Interest, net	13,047	10	12	20,463	14	33,546

Depreciation and amortization	25,168	382	568	2,278	-	28,396

EBITDA	$136,383	$5,797	$6,303	$(58,603)	$827	$90,707

Center rent expense	59,400	154	678	1	-	60,233

EBITDAR	$195,783	$5,951	$6,981	$(58,602)	$827	$150,940

Operating and general and administrative expenses	19,558	3,674	2,252	58,266	-	83,750

EBITDAM	$155,941	$9,471	$8,555	$(337)	$827	$174,457
EBITDARM	$215,341	$9,625	$9,233	$(336)	$827	$234,690

EBITDA margin	11.8%	6.2%	7.5%			7.0%

EBITDAM margin	13.5%	10.1%	10.2%			13.4%

EBITDAR margin	16.9%	6.3%	8.3%			11.6%

EBITDARM margin	18.6%	10.2%	11.0%			18.1%

23 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,093,567	$60,360	$71,986	$560	$-	$1,226,473

Affiliated revenue	-	28,723	752	-	(29,475)	-

Total revenue	1,093,567	89,083	72,738	560	(29,475)	1,226,473

Net segment income (loss)	$75,052	$1,534	$4,506	$(60,267)	$-	$20,825

Interest, net	21,369	(9)	109	3,402	-	24,871

Depreciation and amortization	21,327	270	604	2,360	-	24,561

EBITDA	$117,748	$1,795	$5,219	$(54,505)	$-	$70,257

Center rent expense	60,386	165	689	-	-	61,240

EBITDAR	$178,134	$1,960	$5,908	$(54,505)	$-	$131,497

Operating and general and administrative expenses	20,031	5,035	2,201	54,768	-	82,035

EBITDAM	$137,779	$6,830	$7,420	$263	$-	$152,292
EBITDARM	$198,165	$6,995	$8,109	$263	$-	$213,532

EBITDA margin	10.8%	2.0%	7.2%			5.7%

EBITDAM margin	12.6%	7.7%	10.2%			12.4%

EBITDAR margin	16.3%	2.2%	8.1%			10.7%

EBITDARM margin	18.1%	7.9%	11.1%			17.4%

24 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$226,232	$-	$226,232	$-	$226,232	$165,528	$391,760

Net segment income (loss)	$24,145	$(6,749)	$17,396	$(356)	$17,040	$16,378	33,418

Interest, net	1,728	-	1,728	842	2,570	574	3,144

Depreciation and amortization	2,529	-	2,529	388	2,917	6,012	8,929

EBITDA	$28,402	$(6,749)	$21,653	$874	$22,527	$22,964	$45,491

Center rent expense	13,949	-	13,949	(741)	13,208	5,349	18,557

EBITDAR	$42,351	$(6,749)	$35,602	$133	$35,735	$28,313	$64,048

EBITDA margin	12.6%		9.6%		10.0%		11.6%

EBITDAR margin	18.7%		15.7%		15.8%		16.3%

(1)
Clipper represents our interest of 15.5 percent at September 30 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

25 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended September 30, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$211,231	$-	$211,231	$-	$211,231	$160,927	$372,158

Net segment income (loss)	$16,302	$(4,629)	$11,673	$(469)	$11,204	$13,752	$24,956

Interest, net	2,278	-	2,278	973	3,251	3,972	7,223

Depreciation and amortization	3,797	-	3,797	351	4,148	4,058	8,206

EBITDA	$22,377	$(4,629)	$17,748	$855	$18,603	$21,782	$40,385

Center rent expense	13,971	-	13,971	(882)	13,089	6,686	19,775

EBITDAR	$36,348	$(4,629)	$31,719	$(27)	$31,692	$28,468	$60,160

EBITDA margin	10.6%		8.4%		8.8%		10.9%

EBITDAR margin	17.2%		15.0%		15.0%		16.2%

(1)
Clipper represents our interest of 11.5 percent at September 30 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

26 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$666,523	$-	$666,523	$-	$666,523	$489,763	$1,156,286

Net segment income (loss)	$76,403	$(18,243)	$58,160	$(1,213)	$56,947	$41,221	$98,168

Interest, net	5,128	-	5,128	2,322	7,450	5,597	13,047

Depreciation and amortization	8,251	-	8,251	1,156	9,407	15,761	25,168

EBITDA	$89,782	$(18,243)	$71,539	$2,265	$73,804	$62,579	$136,383

Center rent expense	41,368	-	41,368	(1,907)	39,461	19,939	59,400

EBITDAR	$131,150	$(18,243)	$112,907	$358	$113,265	$82,518	$195,783

EBITDA margin	13.5%		10.7%		11.1%		11.8%

EBITDAR margin	19.7%		16.9%		17.0%		16.9%

(1)
Clipper represents our interest of 15.5 percent at September 30 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

27 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Nine Months Ended September 30, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$622,032	$-	$622,032	$-	$622,032	$471,535	$1,093,567

Net segment income (loss)	$57,814	$(13,907)	$43,907	$(1,382)	$42,525	$32,527	$75,052

Interest, net	7,295	-	7,295	2,934	10,229	11,140	21,369

Depreciation and amortization	8,336	-	8,336	1,013	9,349	11,978	21,327

EBITDA	$73,445	$(13,907)	$59,538	$2,565	$62,103	$55,645	$117,748

Center rent expense	40,672	-	40,672	(2,635)	38,037	22,349	60,386

EBITDAR	$114,117	$(13,907)	$100,210	$(70)	$100,140	$77,994	$178,134

EBITDA margin	11.8%		9.6%		10.0%		10.8%

EBITDAR margin	18.3%		16.1%		16.1%		16.3%

(1)
Clipper represents our interest of 11.5 percent at September 30 ,2006 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004..

28 of 32

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	AS REPORTED	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	2007	2006	2007	2006
Long Term Care Stats
Number of centers:	213	213	213	213
Number of available beds:	23,190	23,210	23,190	23,210
Occupancy %:	89.3%	89.7%	89.5%	89.5%

Inpatient Services Stats
Payor Mix % based on patient days:
Medicare - SNF Beds	15.2%	15.5%	15.9%	15.9%
Managed care / commercial insurance - SNF Beds	3.1%	2.3%	2.9%	2.3%
Total SNF skilled mix	18.3%	17.8%	18.8%	18.2%

Medicare	13.7%	14.0%	14.3%	14.6%
Medicaid	61.0%	61.9%	61.0%	61.6%
Private and other	21.6%	21.2%	21.3%	20.9%
Managed care / commercial Insurance	2.8%	2.1%	2.5%	2.1%
Veterans	0.9%	0.8%	0.9%	0.8%

Revenue Mix % of revenues:
Medicare - SNF Beds	30.2%	30.3%	31.4%	31.1%
Managed care / commercial insurance - SNF Beds	5.7%	4.5%	5.4%	4.4%
Total SNF skilled mix	35.9%	34.8%	36.8%	35.5%

Medicare	28.9%	28.8%	29.9%	29.4%
Medicaid	48.0%	49.7%	47.6%	48.8%
Private and other	17.9%	17.3%	17.5%	17.7%
Managed care / commercial Insurance	4.3%	3.3%	4.1%	3.2%
Veterans	0.9%	0.9%	0.9%	0.9%

Revenues PPD:
LTC only Medicare (Part A)	$391.30	$364.51	$385.02	$358.40
Medicare Blended Rate (Part A & B)	$424.86	$394.88	$417.49	$385.98
Medicaid	$163.41	$157.29	$160.64	$154.17
Private and other	$166.88	$155.77	$165.73	$159.02
Managed care / commercial Insurance	$319.45	$307.94	$330.88	$296.17
Veterans	$208.07	$213.65	$205.87	$208.72

Revenues - Non-affiliated (in thousands)
Inpatient Services:
Medicare	$113,058	$107,117	$345,586	$322,038
Medicaid	188,153	184,800	549,900	533,630
Private and other	90,549	80,241	260,800	237,899
Subtotal	391,760	372,158	1,156,286	1,093,567

Rehabilitation Therapy Services	20,579	20,224	62,048	60,360
Medical Staffing Services	27,197	24,011	81,605	71,986
Subtotal	47,776	44,235	143,653	132,346

Other - non-core businesses	34	331	(614)	560
Total	$439,570	$416,724	$1,299,325	$1,226,473

Rehab contracts
Affiliated - continuing	103	88	103	88
Non-affiliated	309	298	309	298

DSO (Days Sales Outstanding)
Inpatient Services - LTC	40	40	40	40
Rehabilitation Therapy Services	77	83	77	83
Medical Staffing Services	56	56	56	56

29 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 3rd QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 3rd QUARTER 2007	439,570	51,681	32,849	7,945	5,145	51	5,196
Percent of Revenue		11.8%	7.5%	1.8%	1.2%	0.0%	1.2%

Normalizing Adjustments:
Harborside integration costs	-	2,475	2,475	2,475	1,609	-	1,609

Adjusted As Reported - 3rd QUARTER 2007	439,570	54,156	35,324	10,420	6,754	51	6,805
Percent of Revenue		12.3%	8.0%	2.4%	1.5%	0.0%	1.5%

As Reported					$ 0.12	$ -	$ 0.12
As Adjusted					$ 0.15	$ -	$ 0.15

	AS REPORTED - 3rd QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2006	252,777	22,763	9,426	(1,100)	(931)	(263)	(1,194)
Percent of Revenue		9.0%	3.7%	-0.4%	-0.4%	-0.1%	-0.5%

Normalizing Adjustments:
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Peak workers comp valuation recovery	-	(777)	(777)	(777)	(740)	-	(740)
Peak depreciation catch up	-	-	-	1,041	992	-	992
Hospice mgmt contract termination	-	-	-	975	929	-	929

Adjusted As Reported - 3rd QUARTER 2006	252,777	22,171	8,834	324	426	(263)	163
Percent of Revenue		8.8%	3.5%	0.1%	0.2%	-0.1%	0.1%

As Reported					$ (0.03)	$ (0.01)	$ (0.04)
As Adjusted					$ 0.01	$ -	$ 0.01

	PRO FORMA SUN & HARBORSIDE - 3rd QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - 3rd QUARTER 2006	416,724	43,896	23,847	5,026	3,389	(685)	2,704
Percent of Revenue		10.5%	5.7%	1.2%	0.8%	-0.2%	0.6%

Normalizing Adjustments:
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Peak workers comp valuation recovery	-	(777)	(777)	(777)	(740)	-	(740)
Peak depreciation catch up	-	-	-	1,041	992	-	992
Hospice mgmt contract termination	-	-	-	975	929	-	929
Harborside investor fees	-	125	125	125	91	-	91
Harborside merger costs	-	2,360	2,360	2,360	1,713	-	1,713

Adjusted Pro Forma Sun & Harborside - 3rd QUARTER 2006	416,724	45,789	25,740	8,935	6,550	(685)	5,865
Percent of Revenue		11.0%	6.2%	2.1%	1.6%	-0.2%	1.4%

Pro Forma					$ 0.08	$ (0.02)	$ 0.06
Adjusted Pro Forma					$ 0.15	$ (0.02)	$ 0.13

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and nine months September June 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including integration costs related to the Harborside acquisition, expense for retroactive wage costs associated with prior period rate increases, a credit to prior period workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a depreciation charge related to the finalization of the valuation of owned property, plant and equipment associated with a prior period acquisition, a charge resulting from the termination of a management fee contract and investor fees and merger costs recorded by Harborside prior to the acquisition.  Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

30 of 32

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - NINE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2007	1,136,758	136,711	83,431	30,864	19,533	2,625	22,158
Percent of Revenue		12.0%	7.3%	2.7%	1.7%	0.2%	1.9%

Normalizing Adjustments:
Write-off of deferred financing costs	-	-	-	615	400	-	400
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	3,490	3,490	3,490	2,269	-	2,269

Adjusted As Reported - Nine Months 2007	1,136,758	134,245	80,965	29,013	18,331	646	18,977
Percent of Revenue		11.8%	7.1%	2.6%	1.6%	0.1%	1.7%

As Reported					$ 0.45	$ 0.06	$ 0.51
As Adjusted					$ 0.43	$ 0.01	$ 0.44

	AS REPORTED - NINE MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2006	746,461	71,333	32,520	5,752	3,344	3,909	7,253
Percent of Revenue		9.6%	4.4%	0.8%	0.4%	0.5%	1.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,115)	(2,499)	(7,614)
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Peak valuation workers comp recovery	-	(777)	(777)	(777)	(740)	-	(740)
Hospice management contract termination	-	-	-	1,041	992	-	992
Peak depreciation catch up	-	-	-	975	929	-	929

Adjusted As Reported - Nine Months 2006	746,461	65,371	26,558	1,806	(414)	1,410	996
Percent of Revenue		8.8%	3.6%	0.2%	-0.1%	0.2%	0.1%

As Reported					$ 0.11	$ 0.12	$ 0.23
As Adjusted					$ (0.01)	$ 0.04	$ 0.03

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and nine months ended September 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including expense related to the write-off of deferred financing costs associated with the refinancing a credit agreement, self-insurance reserve releases related to prior periods, integration costs related to the Harborside acquisition, expense for retroactive wage costs associated with prior period rate increases, a credit to prior period workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a charge resulting from the termination of a management fee contract and a depreciation charge related to the finalization of the valuation of owned property, plant and equipment associated with a prior period acquisition.  Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.
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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	PRO FORMA SUN & HARBORSIDE - NINE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Nine Months 2007	1,299,325	150,940	90,707	28,743	18,232	2,060	20,292
Percent of Revenue		11.6%	7.0%	2.2%	1.4%	0.2%	1.6%

Normalizing Adjustments:
Write-off of deferred financing costs	-	-	-	615	400	-	400
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809
Harborside integration costs	-	3,490	3,490	3,490	2,269	-	2,269
Harborside investor fees	-	275	275	275	179	-	179
Harborside merger costs	-	192	192	192	125	-	125

Adjusted Pro Forma Sun & Harborside - Nine Months 2007	1,299,325	154,801	94,568	33,219	21,143	81	21,224
Percent of Revenue		11.9%	7.3%	2.6%	1.6%	0.0%	1.6%

Pro Forma					$ 0.42	$ 0.05	$ 0.47
Adjusted Pro Forma					$ 0.49	$ -	$ 0.49

	PRO FORMA SUN & HARBORSIDE - NINE MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Nine Months 2006	1,226,473	131,497	70,257	19,695	15,176	2,458	17,634
Percent of Revenue		10.7%	5.7%	1.6%	1.2%	0.2%	1.4%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,115)	(2,499)	(7,614)
Harborside merger costs	-	2,360	2,360	2,360	1,713	-	1,713
Retroactive wage costs associated with rate increase	-	185	185	185	176	-	176
Peak valuation workers comp recovery	-	(777)	(777)	(777)	(740)	-	(740)
Hospice management contract termination	-	-	-	1,041	992	-	992
Peak depreciation catch up	-	-	-	975	929	-	929
Harborside investor fees	-	375	375	375	273	-	273

Adjusted Pro Forma Sun & Harborside - Nine Months 2006	1,226,473	128,270	67,030	18,484	13,404	(41)	13,363
Percent of Revenue		10.5%	5.5%	1.5%	1.1%	0.0%	1.1%

Pro Forma					$ 0.35	$ 0.06	$ 0.41
Adjusted Pro Forma					$ 0.31	$ -	$ 0.31

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and nine months ended September 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including expense related to the write-off of deferred financing costs associated with the refinancing of a credit agreement, integration costs related to the Harborside acquisition, expense for retroactive wage costs associated with prior period rate increases, self-insurance reserve releases related to prior periods, a credit to prior period workers compensation expense as a result of the finalization of insurance reserves related to a prior period acquisition, a depreciation charge related to the finalization of the valuation of owned property, plant and equipment associated with a prior period acquisition, a charge resulting from the termination of a management fee contract and investor fees and merger costs recorded by Harborside prior to the acquisition.  Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

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